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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): December 20, 1999
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                   BURLINGTON NORTHERN SANTA FE CORPORATION
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              (Exact name of Registrant as specified in charter)

                                   Delaware
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                (State or other jurisdiction of incorporation)

             1-11535                                41-1804964
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     (Commission File Number)            (IRS Employer Identification No.)

              2650 Lou Menk Drive, Fort Worth, Texas                76131-2830
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               (Address of principal executive offices)           (Zip Code)

                                (817) 333-2000
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             (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

     The documents filed as exhibits to this Current Report on Form 8-K relate to the Combination Agreement, dated as of December 18, 1999, by and among Burlington Northern Santa Fe Corporation, a Delaware corporation ("BNSF"), Canadian National Railway Company, a Canadian corporation ("CN"), North American Railways, Inc., a Delaware corporation jointly owned by BNSF and CN ("NAR"), and Western Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of NAR.

ITEM 7.  EXHIBITS

     99.1 The Burlington Northern Santa Fe Railway Company Fact Sheet

     99.2 Canadian National Railway Company Fact Sheet

     99.3 Biography of Robert D. Krebs

     99.4 Biography of Paul M. Tellier

     99.5 Structure Chart

     99.6 Analyst presentation

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BURLINGTON NORTHERN
                              SANTA FE CORPORATION


Date: December 22, 1999       By: /s/ Jeffrey R. Moreland
                                 ______________________________
                              Name:  Jeffrey R. Moreland
                              Title: Senior Vice President-Law
                                     and Chief of Staff